UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8−K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 22, 2006

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-2000

Check the appropriate box below if the Form 8−K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act
(17 CFR 240.14a−12)

☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act
(17 CFR 240.14d−2(b))

☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act
(17 CFR 240.13e−4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 22, 2006, Mr. Adam M. Lindemann notified management of Southern Union Company (the "Company") that he does not intend to stand for reelection as a director of the Company upon the expiration of his current term. Mr. Lindemann further advised management of his resignation, effective immediately, from the finance and investment committees of the Company's board of directors. Mr. Lindemann, who has been a director since 1990, desires to devote more time to his other business interests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                          SOUTHERN UNION COMPANY
                                                                                                          (Registrant)

Date: October 26, 2006      /s/ Robert M. Kerrigan, III
                       Name: Robert M. Kerrigan, III
                       Title: Vice President - Assistant General Counsel
                             and Secretary